Exhibit 10.1

EIGHTH AMENDMENT TO REIMBURSEMENT AGREEMENT

THIS EIGHTH AMENDMENT TO REIMBURSEMENT AGREEMENT, dated as of August 22, 2021 (this “Amendment”), is entered into among WILLIAMS-SONOMA, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the “Parent”), Williams-Sonoma Singapore Pte. Ltd., a corporation duly organized and validly existing under the laws of Singapore (“Williams-Sonoma Singapore” and collectively with the Parent, the “Borrowers”) and BANK OF AMERICA, N.A., a national banking association (the “Bank”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Reimbursement Agreement (as defined below).

RECITALS

    WHEREAS, the Borrowers and the Bank are parties to that certain Reimbursement Agreement, dated as of August 30, 2013 (as amended or modified from time to time, the "Reimbursement Agreement"); and

    WHEREAS, the parties hereto have agreed to amend the Reimbursement Agreement as provided herein.

    NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.    Amendments.

(a)The following definitions in Section 1.1 of the Reimbursement Agreement are hereby amended to read as follows:
“Credit Agreement” means the Seventh Amended and Restated Credit Agreement, dated as of January 8, 2018 by and among the Parent, the guarantors party thereto (the “Guarantors”), the various financial institutions party thereto as Lenders (the “Lenders”) and Bank of America, N.A., as administrative agent (the “Agent”), as amended by the First Amendment to Seventh Amended and Restated Credit Agreement, dated as of May 11, 2020, by and among the Parent, the Guarantors, the Lenders and Agent, and as such agreement may be further amended, restated, refinanced, replaced or otherwise modified from time to time.
“Maturity Date” means August 22, 2022.

(b)    Section 9.16 of the Reimbursement Agreement is hereby amended to read as follows:

Section 9.16     Electronic Execution; Electronic Records; Counterparts. This Agreement, any Transaction Document and any other Communication, including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures.  The Borrowers and the Bank agree that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered.   Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a
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manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Bank may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document.  All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record.  Notwithstanding anything contained herein to the contrary, the Bank is not under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Bank has agreed to accept such Electronic Signature, the Bank shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the Borrowers and (b) upon the request of the Bank, any Electronic Signature shall be promptly followed by such manually executed counterpart.  For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. For purposes hereof, “Communication” means this Agreement, Letter of Credit Applications, any Transaction Document and any document, any amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to any Transaction Document.

2.    Effectiveness; Conditions Precedent. This Amendment shall become effective upon satisfaction of the following conditions precedent:

    (a)    Execution of Counterparts of Amendment. The Bank shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each Borrower, each of the Guarantors and the Bank.

(b)    Resolutions, Etc. The Bank shall have received, in form and substance satisfactory to the Bank, (i) for each Borrower and each Guarantor, resolutions of its board of directors (or similar governing body) certified by its Secretary or an Assistant Secretary which authorize its execution, delivery and performance of this Amendment and (ii) such other documents as the Bank may reasonably request.

    3.    Expenses. The Parent agrees to reimburse the Bank for all reasonable out-of-pocket costs and expenses of the Bank in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC.

4.    Ratification of Reimbursement Agreement. Each Borrower and each Guarantor acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Transaction Documents, as amended hereby. This Amendment is a Transaction Document.

5.    Authority/Enforceability. Each Borrower and each Guarantor represents and warrants as follows:

    (a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

    (b)    This Amendment has been duly executed and delivered by such Borrower and Guarantor and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and general principles of equity.

    (c)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by such Person of this Amendment.
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    (d)    The execution and delivery of this Amendment does not (i) contravene the terms of its articles of incorporation, bylaws or other organizational documents (as applicable) or (ii) violate any applicable law, rule or regulation.

6.    Representations and Warranties of the Borrowers. Each Borrower represents and warrants to the Bank that after giving effect to this Amendment (a) the representations and warranties set forth in Article 6 of the Reimbursement Agreement are true and correct in all material respects as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and (b) no event has occurred and is continuing which constitutes a Default.

7.    Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original.

8.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE BANK SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

9.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

10.    Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

11.    Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:                    WILLIAMS-SONOMA, INC.,
                        a Delaware corporation

By:     /s/ Julie Whalen
Name:    Julie Whalen
Title:     Chief Financial Officer

WILLIAMS-SONOMA SINGAPORE PTE. LTD.

By:    /s/ Beth Thompson
Name:    Beth Thompson
Title:     Director

ACKNOWLEDGED AND AGREED:

GUARANTORS:                WILLIAMS-SONOMA, INC.
REJUVENATION INC.
SUTTER STREET MANUFACTURING, INC.
WILLIAMS-SONOMA ADVERTISING, INC.
WILLIAMS-SONOMA DIRECT, INC.
WILLIAMS-SONOMA DTC, INC.
WILLIAMS-SONOMA DTC TEXAS, INC.
WILLIAMS-SONOMA GIFT MANAGEMENT, INC.
WILLIAMS-SONOMA RETAIL SERVICES, INC.
WILLIAMS-SONOMA STORES, INC.

By:    /s/ Julie Whalen
Name:    Julie Whalen
Title:     Chief Financial Officer

WILLIAMS-SONOMA, INC.
EIGHTH AMENDMENT TO REIMBURSEMENT AGREEMENT

BANK:            BANK OF AMERICA, N.A.

By:    /s/ Anthony Hoye
Name:    Anthony Hoye
Title:     Director

WILLIAMS-SONOMA, INC.
EIGHTH AMENDMENT TO REIMBURSEMENT AGREEMENT